UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 22, 2010

CHINA HGS REAL ESTATE INC.
(Exact name of registrant as specified in its charter)

Florida	000-49687	33-0961490
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

6 Xinghan Road, 19th Floor, Hanzhong City
Shaanxi Province, PRC 723000
(Address of principal executive offices)

(212) 232-0120 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 22, 2010, the Board of Directors (the “Board”) of China HGS Real Estate Inc. (the “Company”) adopted a charter for the creation and governance of the Audit Committee of the Board.  The Board has determined that all members of the Audit Committee are independent directors under the applicable rules and regulations of the Securities Exchange Act of 1934 (the “Exchange Act”) and each of them is able to read and understand fundamental financial statements.  The Board has determined that Mr. H. David Sherman qualifies as an “audit committee financial expert” as defined in the Exchange Act and will act as the Chairman of the Audit Committee.  The members of the Audit Committee are Mr. H. David Sherman, Mr. Gordon H. Silver and Mr. Yuankai Wen.

On January 22, 2010, the Board adopted a charter for the creation and governance of the Compensation Committee of the Board.  The charter requires that at least two members must be “non-employee directors” and “outside directors” within the meaning under the applicable rules and regulations of the Exchange Act and the Internal Revenue Code.  Employee directors are eligible to serve in addition to the outside directors.  The Board selected two “independent and outside” directors from the Board to serve on the Compensation Committee.  Mr. Yuankai Wen will serve as the Chairman of the Compensation Committee and Mr. H. David Sherman and Mr. Gordon H. Silver will serve as members of the Compensation Committee.

On January 22, 2010, the Board adopted a charter for the creation and governance of the Nominating and Corporate Governance Committee of the Board.  Mr. Gordon H. Silver will serve as the Chairman of the Nominating and Corporate Governance Committee and Mr. H. David Sherman and Mr. Yuankai Wen will serve as members of the Nominating and Corporate Governance Committee.

The charters for each of these committees are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K.

On January 22, 2010, the Board also adopted a new Code of Conduct and Insider Trading policy for the Company’s officers, directors and employees.  The China HGS Real Estate Inc. Code of Conduct and China HGS Real Estate Inc. Statement of Policy on Insider Trading are attached hereto as Exhibits 99.4 and 99.5.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	China HGS Real Estate Inc. Code of Conduct
99.5	China HGS Real Estate Inc. Statement of Policy on Insider Trading

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HGS REAL ESTATE INC.

Date: January 22, 2010	By:	/s/ Xiaojun Zhu
Xiaojun Zhu Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Charter of the Audit Committee
99.2	Charter of the Compensation Committee
99.3	Charter of the Nominating and Corporate Governance Committee
99.4	China HGS Real Estate Inc. Code of Conduct
99.5	China HGS Real Estate Inc. Statement of Policy on Insider Trading

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